                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                               AMPACE CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                               [AMPACE LETTERHEAD]



April 9, 1998


To Our Stockholders:

     You are cordially invited to attend the 1998 Annual Meeting of Stockholders of Ampace Corporation (the "Company") to be held at the Ampace Corporation headquarters conference room, 201 Perimeter Park Road Knoxville, Tennessee on Thursday, May 14, 1998, at 9:00 a.m. Eastern Standard Time. I hope you will be able to attend this Meeting.

     In addition to considering and acting upon the various proposals and other business described in the attached Proxy Statement, we will review the Company's results of operations for fiscal 1997 and report on other matters of interest. There will be an opportunity following the formal Meeting for informal questions and discussions.

     WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN AND DATE
THE ENCLOSED PROXY AND RETURN IT IN THE ACCOMPANYING POSTAGE-PAID RETURN ENVELOPE AS PROMPTLY AS POSSIBLE. THIS WILL NOT PREVENT YOU FROM VOTING BY BALLOT OR CHANGING YOUR PROXY SHOULD YOU ATTEND THE MEETING AND WISH TO VOTE IN PERSON OR SIMPLY WISH TO CHANGE YOUR VOTE.

     On behalf of the Board of Directors and management of Ampace
Corporation, we thank you for your continued support and confidence in the Company.


Sincerely,

/s/ Jay N. Taylor

Jay N. Taylor
President and CEO

                 ----------------------------------------------

                             YOUR VOTE IS IMPORTANT
          PLEASE MARK, SIGN, DATE AND RETURN YOUR PROXY CARD PROMPTLY,
              WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING

                 -----------------------------------------------

                               AMPACE CORPORATION
                             201 PERIMETER PARK ROAD
                           KNOXVILLE, TENNESSEE 37922

                                 ---------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 14, 1998

                                 ---------------

TO: THE STOCKHOLDERS OF
    AMPACE CORPORATION

     You are hereby notified that the Annual Meeting of Stockholders of Ampace Corporation will be held at the Ampace Corporation headquarters conference room, 201 Perimeter Park Road Knoxville, Tennessee, on May 14, 1998 at 9:00 a.m., Eastern Standard Time, for the purpose of considering and acting upon the following matters:

     1. To elect three Directors to the Board of Directors of the Company, each to serve for a term of 3 years;
     2. To approve amendments to the Key Employee Incentive Stock Option Plan as adopted by the Stockholders and the Board of Directors of the Company on February 16, 1995; and
     3. To consider and act upon such other business as may properly come before the Annual Meeting.

     The Board of Directors has fixed the close of business on April, 1, 1998, as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting. The transfer books will not be closed. A list of such stockholders will be maintained at the Company's offices, 201 Perimeter Park Road, Knoxville, Tennessee, during the ten-day period prior to the date of the meeting and will be available for inspection during ordinary business hours by stockholders of the Company.

     All stockholders are cordially invited and requested to attend the meeting in person. Stockholders who are unable to be present in person are urged to execute and promptly return the accompanying proxy in the enclosed envelope. The proxy is being solicited by the Board of Directors of the Company. Your attendance at the meeting, whether in person or by proxy, is important to ensure a quorum. If you return the proxy, you still may vote your shares in person by giving written notice (by subsequent proxy or otherwise) to the Secretary of the Company at any time prior to its vote at the Annual Meeting.

     The annual report of the Company for the year ended December 31, 1997 is being mailed to all stockholders of record and accompanies this Proxy Statement.

                                    By order of the Board of Directors

                                    /s/ Bruce W. Jones

                                    Bruce W. Jones, Secretary
Knoxville, Tennessee
April 9, 1998

                               AMPACE CORPORATION
                             201 PERIMETER PARK ROAD
                           KNOXVILLE, TENNESSEE 37922
                                 (423) 691-5799

                                 ---------------

                                 PROXY STATEMENT
                                  APRIL 9, 1998

                                 ---------------

                       1998 ANNUAL MEETING OF STOCKHOLDERS

                                 ---------------


                               GENERAL INFORMATION

     This Proxy Statement is provided in connection with the solicitation of proxies by the Board of Directors ("Board of Directors") of Ampace Corporation, a Delaware corporation (the "Company"), to the stockholders of the Company in connection with a solicitation of proxies for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the Ampace Corporation headquarters conference room, 201 Perimeter Park, Road Knoxville, Tennessee at 9:00 a.m., Eastern Standard Time, on Thursday, May 14, 1998, and at any adjournments thereof, for the purposes set forth in the accompanying Notice of Meeting. A copy of the notice of meeting, proxy form and annual report accompany this Proxy Statement. It is anticipated that the mailing of this proxy statement and accompanying form of proxy will commence on or about April 9, 1998.

     A proxy delivered pursuant to this solicitation is revocable at the option of the person giving the same at any time before it is exercised. A proxy may be revoked, prior to its exercise, by executing and delivering a later dated proxy card, delivering written notice of the revocation of the proxy to the Corporate Secretary prior to the Annual Meeting, or attending and voting at the Annual Meeting. Attendance at the Annual Meeting, in and of itself, will not constitute a revocation of a proxy. Unless previously revoked, the shares represented by the enclosed proxy will be voted in accordance with the shareholder's directions if the proxy is duly executed and returned prior to the Annual Meeting. If no directions are specified, the shares will be voted (I) in FAVOR of the election of Bruce W. Jones, Jay N. Taylor and David C. Freeman each for a term of 3 years; (II) in FAVOR of the proposed amendments to the Key Employee Incentive Stock Option Plan; and (III) in accordance with the discretion of the named attorneys-in-fact and agents on any other matters properly brought before the Annual Meeting.

     The expense of preparing, printing and mailing this Proxy Statement and the proxies solicited hereby will be borne by the Company. In addition to the use of the mails, proxies may be solicited by officers, directors and regular employees of the Company, without additional remuneration, in person, or by telephone, telegraph or facsimile transmission. The Company will also request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares of Common Stock as of the record date and will provide reimbursement for the cost of forwarding the proxy materials in accordance with customary practice. Your cooperation in promptly signing and returning the enclosed proxy will help avoid additional expense.

     At April 1, 1998, the Company had outstanding 3,062,713 shares of its common stock, par value

$.0001 per share (the "Common Stock"), and there were no outstanding shares of any other class of stock. Each share of Common Stock entitles the holder to one vote on each matter to be voted upon by the stockholders at the Annual Meeting. Only stockholders of record at the close of business on April 1, 1998, will be entitled to notice of, and to vote at, the Annual Meeting.

     A majority of the shares entitled to vote, present in person or represented by proxy, shall constitute a quorum at the Annual Meeting. Abstentions and other broker non-votes are counted for purposes of determining the presence or absence of a quorum. The Inspector of Election appointed by the Board of Directors shall determine the shares represented at the meeting and the validity of proxies and ballots, and shall count all votes and ballots.

     If a quorum is present, directors are elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. "Plurality" means that individuals who receive the largest number of votes are elected as directors up to the maximum number of directors to be chosen at the meeting. Therefore, any shares not voted, whether by withheld authority, broker non-vote or otherwise, have no effect in the election of directors except to the extent that the failure to vote for an individual results in another individual receiving a larger number of votes.

     If a quorum exists, the affirmative vote of the holders of at least a majority of the outstanding shares of stock present and entitled to vote at the meeting is required for the approval of the proposed amendment to the Key Employee Stock Option Plan.

                      BENEFICIAL OWNERSHIP OF COMMON STOCK

     The following table sets forth, as of April 1, 1998, the number and percentage of shares of Ampace Common Stock beneficially owned by any person who is the beneficial owner of more than five percent of the total outstanding Ampace Common Stock, by each director of Ampace, by each named executive officer of Ampace and by all directors and executive officers of Ampace as a group. Information as to beneficial ownership is based upon statements furnished to Ampace by such persons. Each person has sole voting and investment power with respect to the shares shown, except as noted.

Name and Address                        Amount and Nature of
of Beneficial Owner                     Beneficial Ownership   Percent of Class
-------------------                     --------------------   ----------------
Bruce W. Jones
201 Perimeter Park Road, Suite A
Knoxville, Tennessee 37922                 400,800(1)               11.63%

Jay N. Taylor
201 Perimeter Park Road, Suite A
Knoxville, Tennessee 37922                 400,800(1)               11.63%

David C. Freeman
201 Perimeter Park Road, Suite A
Knoxville, Tennessee 37922                 401,515(1)               11.67%

Douglas M. Harper
133 Peachtree, NE
Atlanta, GA 30303                           25,000(2)                 *

David A. Lyman
38 Harbor Point
Buffalo, NY 14202                           26,430(2)                 *

All Directors and Executive
Officers
as a group (5 persons)                   1,254,545(3)               36.42%

----------

*   Less than one percent

(1) Includes 110,800 shares of Ampace Common Stock issuable upon the exercise of options.

(2) Includes 25,000 shares of Ampace Common Stock issuable upon the exercise of options.

(3) Includes 382,400 shares of Ampace Common Stock issuable upon the exercise of options.

                              ELECTION OF DIRECTORS
                 (PROPOSAL NUMBER 1 ON THE ENCLOSED PROXY CARD)

    The By-laws of the Company provide that the number of directors of the Company shall be not less than 5 nor more than 10 and will be determined from time to time by resolution of the Board of Directors. The number of directors is currently set at 6. The By-laws of the Company provide for a classified Board of Directors consisting of 3 classes elected to hold office for terms of 3 years or until their successors are elected and qualified. Of those persons identified below as nominees for election, Mr. Jones is currently serving a term expiring in 1998 and has been nominated for election to a full 3 year term ending in 2001. Mr. Taylor is currently serving a term expiring in 1998 and has been nominated for election to a full 3 year term ending in 2001. Mr. Freeman is currently serving a term expiring in 1998 and has been nominated for election to a full 3 year term ending in 2001. Also listed below are the remaining directors of the Company whose terms expire in 1999 and 2000.

    It is intended, in the absence of contrary specifications, that votes will be cast pursuant to the enclosed proxies for the election of such nominees. Should any of the nominees become unable or unwilling to accept nomination or election, it is intended, in the absence of contrary specifications, that the proxies will be voted for the balance of those named and for a substitute nominee or nominees. However, officials of the Company now know of no reason to anticipate such an occurrence. All of the nominees have consented to be named as nominees and to serve as directors if elected.

  Name             Age   Positions with Company, Business, and Other Positions
  ----             ---   -----------------------------------------------------
A. TERMS
EXPIRING IN
1998:

Bruce W. Jones     50    Mr. Jones has served as Chairman of the Board of Directors and
                         Chief Financial Officer of the Company since August 1995. Prior to that he was Chief Executive Officer from November 1994 to
                         August 1995. From 1986 to 1991 he was Executive Vice President
                         and Chief Financial Officer of J. B. Hunt Transport, Inc., a
                         publicly-traded truckload carrier. From 1976 to 1985, he was
                         Corporate Controller of Schneider National, Inc., a privately held truckload carrier. Mr. Jones is a Certified Public
                         Accountant. From 1991 to 1993, he was the President and Chief
                         Operating Officer of Family Vision Center, Inc., a
                         privately-held optical retail and manufacturing company with 170 retail locations in Wal-Mart, Sam's Club and Sears.

Jay N. Taylor     49     Mr. Taylor has served as President and Chief Executive Officer of the Company since August 1995. Prior to that he was the
                         Company's Chief Operating Officer from



                         November 1994 to August 1995. From 1988 to 1989,
                         Mr. Taylor served as Senior Vice President of Country
                         Wide Transport, a publicly-traded truckload carrier.
                         From 1987 to 1988 he was Senior Vice President,
                         Operations and Marketing of Tri-State Motor Transit,
                         a publicly-traded specialized carrier. Prior to that
                         time, he served as a member of the executive management
                         team at Schneider National, Inc., where he led
                         business development and planning for eight years, Mr.
                         Taylor started his career with Union Pacific Railroad as a financial analyst. From 1990 to 1995 he was a Principal in the Beta Group, Inc., an analytics and crisis management
                         company specializing in the transportation services industry.

David C.           51    Mr. Freeman served as Executive Vice President, Operations of
Freeman                  the Company from November 1994 to August 1995. Since that time he has severed as Executive Vice President and Chief Operating
                         Officer. From 1983 to 1989, Mr. Freeman was Group Vice
                         President of Leaseway Transportation ("Leaseway") and led the
                         start-up of a non-union, less than truckload operation for
                         Leaseway. From 1971 to 1982, he was President of Midwestern
                         Distribution, Inc. a publicly-traded trucking company, which was acquired by Leaseway in 1982. From 1990 to 1995, he was a
                         Principal in the Beta Group, Inc.


B. TERMS
EXPIRING IN
1999:

Douglas M.   51          Mr. Harper has been the Regional Manager for the Packaging
Harper                   Division of Georgia-Pacific Corporation since 1992 and is
                         responsible for the manufacturing, distribution, sales and administrative operations of all corrugated container facilities in the Eastern Region. Mr. Harper has held a variety of
                         positions within Georgia-Pacific Corporation since 1984. Prior to that, Mr. Harper has also served as Vice President, Sales for
                         The Grow Group as well as having held a number of positions for the former Peterson/Puritan,  Inc. He has a BA from the
                         University of Illinois and a MS from Eastern Illinois University.


David A. Lyman     50    Mr. Lyman has served as a Director of the Company since
                         September 1995. Since late 1997, Mr. Lyman has provided
                         management and financial consulting services on an independent basis. From late 1996 until late 1997 Mr.


                         Lyman served as the Chief Operating Officer of Peabody's
                         Coffee, Inc., a chain of coffee kiosks servicing retail and educational institutions. Prior to that he has served as a director of The Synectics Group, a financial and management consulting organization providing strategic funding solutions to growth companies. From August 1992 to August 1993, Mr. Lyman was Vice President of Operations of Family Vision Center. From
                         May 1991 to August 1992, he was a principal of the Beta Group.
                         From March 1989 to May 1991, Mr. Lyman served as Vice President of Human Resources and Administration of Capitol-EMI Music, Inc.,
                         a music company with record labels, a manufacturing plant and a sales and distribution organization. From September 1985 to
                         September 1989, he was President of Organizational Perspectives
                         Inc., a consulting practice focusing on organizational
                         performance in turnaround and growth firms. Prior to that,
                         Mr. Lyman served as Vice President of Human Resources at
                         Godfathers Pizza and prior to that, he served in various positions at Pepsico Inc.


C. TERMS
EXPIRING IN
2000:


Michael C.         48    Mr. Crabtree is Chairman of U.S. Internet, Inc. and Chairman of
Crabtree                 United States Internet since July, 1995. Prior thereto, Mr.
                         Crabtree served as VP Marketing and Sales and co-founded CTI,
                         Inc., a medical products company. Prior to joining CTI, Mr.
                         Crabtree was a principal engineer at EG&G ORTEC where he
                         assisted in the development of the world's first commercial positron emission tomography scanner. Prior to EG&G ORTEC, Mr.
                         Crabtree was a key research and development engineer with the
                         DuPont Textile Fibers at NASA's Space Center. Mr. Crabtree
                         received a B.S. and MS in electrical engineering from the
                         University of Tennessee.


COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

     In February 1995 the Board of Directors established the following standing committees of the Board of Directors, whose present members are as identified below:

     The Audit Committee consists of Messrs. Crabtree, Harper and Lyman and is responsible for monitoring the financial policies and control procedures of the Company and generally reviewing the scope and results of the audit engagement of the Company's independent auditors. During the fiscal year ended December 31, 1997, this committee met two times.

     The Compensation Committee of the Board of Directors consists of Messrs. Crabtree, Harper and Lyman. This committee of the Board has the general responsibility for establishing compensation programs for the executive officers of the Company. All executive officers who serve on the Board abstain from voting on compensation affecting those executive officers who are Board members. During the fiscal year ended December 31, 1997, this committee met two times.

     During the fiscal year ended December 31, 1997, the Board of Directors met four times. In addition, two meeting have been held thus far in 1998. No member of the Board of Directors attended fewer than 75% of the total number of meetings held by the Board of Directors and the committees on which he served.

SUMMARY COMPENSATION TABLE

     The following table sets forth all compensation paid and payable by the Company for services rendered during the last three fiscal years to its executive officers.



              SUMMARY COMPENSATION TABLE AND LONG-TERM COMPENSATION AWARDS



                                    Annual Compensation       Long-term Compensation
                                    -------------------       ----------------------
                                                                                     Options
                                              Salary                Other Annual      SARs
        Name and Principal Position    Year   ($)(1)   Bonus ($)  Compensation ($)   (#)(1)
        ---------------------------    ----   ------   ---------  ----------------   -------
        Jay N. Taylor, President       1997   125,000       -            -           207,250
        & CEO                          1996    50,000       -                            -
                                       1995    45,455       -                        107,250

        Bruce W. Jones, Chairman       1997   125,000       -          6,806         207,250
        & CFO                          1996   100,000   116,000                          -
                                       1995    45,455       -                        107,250

        David C. Freeman, EVP &        1997   125,000       -            -           207,250
        COO                            1996    50,000       -                            -
                                       1995    45,455       -                        107,250


----------
     (1)   See "Employment and Stock Option Agreements."


STOCK OPTIONS

     The following tables set forth certain information concerning grants of options to purchase Ampace Common Stock made to the named executive officers during 1997 and individual exercises of stock options by the named executive officers that occurred during 1997.

                  OPTION/SAR GRANTS IN 1997 (INDIVIDUAL GRANTS)


                       Options/      Percent of Total
                         SAR           Options/SARs        Exercise or
                       Granted     Granted to Employees    Base Price
      Name               (#)         in Fiscal Year          $/Sh)        Expiration Date
      ----             -------     --------------------    -----------    ---------------
 Jay N. Taylor        207,250(1)           29%               $1.00(1)       12/10/2007(1)

 Bruce W. Jones       207,250(1)           29%               $1.00(1)       12/10/2007(1)

 David C. Freeman     207,250(1)           29%               $1.00(1)       12/10/2007(1)

----------
     (1)   See "Employment and Stock Option Agreements."


     AGGREGATED OPTION/SAR EXERCISED IN 1997 AND YEAR-END OPTION/SAR VALUES


                                              Number of Unexercised      Value of Unexercised
                      Shares          Value   Options/SARs at FY-End   in-the-Money Options/SARs
                    Acquired on     Realized     (#) Exercisable/          ($) Exercisable/
      Name          Exercise (#)       ($)        Unexercisable              Unexercisable
      ----          ------------    --------  ----------------------   -------------------------
 Jay N. Taylor            -             -        110,800 / 96,450                0/0

 Bruce W. Jones           -             -        110,800 / 96,450                0/0

 David C. Freeman         -             -        110,800 / 96,450                0/0


EMPLOYMENT AND STOCK OPTION AGREEMENTS

     On February 16, 1995, the Company entered into a five-year Employment and Stock Option Agreement with each of Bruce W. Jones, Jay N. Taylor and David
C. Freeman. Commencing January 1, 1997 and in each year thereafter, the amount of compensation will be subject to such amount as shall be determined by the Compensation Committee. In addition, each executive is entitled to participate in certain benefits including health insurance coverage, and other benefits customarily provided to executive employees.

     As part of their employment agreements, Messrs. Taylor, Freeman and Jones have each been granted an option to purchase 75,000 shares of the Company's Common Stock. The outstanding options and option exercise prices were subsequently adjusted on a pro rata basis for the effects of a 43% stock dividend in 1995. The options are exercisable in equal annual installments of 21,450 shares beginning February 16, 1995. On October 22, 1997 Messrs. Taylor's, Freeman's and Jones' employment agreements were amended to set the Option Price at $1.41 per share. The original option price for these options was $5.00 per share. During the past fiscal year, the market price of the Company's Common Stock was between $2.00 through $1.00 per share. The Board of Directors determined that the repricing of these options was necessary in order to provide appropriate incentive to Messrs. Taylor, Freeman and Jones to devote substantial efforts to improve the Company's performance. The options expire seven years after the options are granted.

     The employment agreements as amended on October 22, 1997 further provide that the executives will be entitled to a severance payment equal to 2.5 times the total amount of salary and bonus compensation paid to the executive during the year prior to termination in the event such executive is terminated for any reason other than "cause." For purposes of the employment agreements, "cause" is defined as (i) the commission of a felony or a crime involving moral turpitude or the commission of any other act involving dishonesty, disloyalty or fraud with respect to the Company or any of its subsidiaries, (ii) conduct tending to bring the Company or any of its subsidiaries into substantial public disgrace or disrepute, (iii) willful disregard of significant management responsibilities directed by the Board, (iv) gross negligence or willful misconduct with respect to the Company or any of its subsidiaries or (v) any other material breach of this Agreement that is not cured within 15 days after written notice thereof to the Executive.

     The employment agreements as amended on October 22, 1997 further provide that upon the occurrence of any event defined as a Change of Control,
(i) the Company shall provide the executive written notice of such Change of Control and (ii) the Option shall automatically accelerate and become fully exercisable.

     On December 10, 1997, the Company issued options to each of Messrs.
Jones, Taylor and Freeman to purchase 100,000 shares of Common Stock at an exercise price of $1.00 per share. The options vest in the amount of 12,500 shares per calendar quarter commencing January 1, 1998 and immediately upon a change of control of the Company. The options expire ten years from the date of grant.

     The employment agreements further provide that upon the termination of an executive's employment with the Company, that such executive will not engage in a business that is in competition with the Company for a period of twelve
(12) months following termination.

                   KEY EMPLOYEE INCENTIVE STOCK OPTION PLAN
                  (Proposal Number 2 on the Enclosed Proxy Card)

     In 1995 the Company adopted the Key Employee Incentive Stock Option
Plan (the "Plan") for certain key employees, except Messrs. Jones, Taylor, and Freeman. On August 21, 1997, the Board approved the Amendment subject to ratification by the shareholders of the Company.

     The Amendment proposes that the class of employees eligible to participate in the plan include key employees who may also be officers and directors of the Company. The Amendment will expand the pool of employees eligible to participate in the plan, provide an incentive to secure and retain additional employees of outstanding ability and provide added incentives to those employees responsible for the success of Ampace.

     The Plan is summarized below. The summary is not a detailed description of the Plan and is qualified by and subject to the complete text of the Plan. A copy of the Plan and the proposed Amendment is attached as Exhibit A to this Proxy Statement.

     The Plan is administered by the Compensation Committee, none of whom are eligible to participate in the Plan. The Compensation Committee may interpret the Plan and, subject to its provisions, may prescribe, amend and rescind rules and make all other determinations necessary or desirable for the administration of the Plan. Subject to certain limits set forth in the Plan, the Compensation Committee has complete discretion to select the participants, establish the manner in which options are granted and exercised, cancel or modify options in certain situations, and otherwise prescribe all of the terms and provisions of options granted under the Plan.

     As of the Record Date, there were 48,500 incentive stock options outstanding. The option exercise price on all grants was the stock's fair market value per share at the date of grant, as required by the terms of the Plan and
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). The closing price of Ampace Common Stock on the Record Date as reported by NASDAQ National Market System was $1.625 per share.

     The Board may amend or terminate the Plan; provided no amendment shall be made, without first obtaining the approval of the Company's shareholders, to increase the number of shares subject to the Plan (except to reflect a stock split or stock dividend).

     Options under the Plan may only be "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986 as amended (the "Code"). The exercise price of incentive stock options granted under the Plan may not be less than 100% of the fair market value of the Common Stock on the date of grant, as determined by the Committee, and the term of any option may not exceed ten years. With respect to any employee who owns stock possessing more than 10% of the voting power of the outstanding stock of Ampace, the exercise price of any incentive stock option must be at least equal to 110% of the fair market value of such shares on the date of grant. The aggregate fair market value of the Common Stock (determined at the date of the option grant) with respect to which incentive stock options are exercisable for the first time by any individual during any calendar year may not exceed $100,000.

     The options may be received and exercised by participants without recognizing income at that item. The employee must receive the option for some reason connected with his or her employment.

     The difference between the option price and the selling price is a long-term capital gain or loss. If the holding period is not satisfied, the difference between the option price and the fair market value of the stock at the time the option is exercised is taxed as ordinary income. Any gain in excess of the amount reported as ordinary income is capital gain. If the stock is sold for less than the option price, the loss is a capital loss. If the stock is sold before the expiration of the two-year holding period for less than the price of the stock on the date the option is exercised, the amount taxed as ordinary income is limited to the difference between the sales price and the stock's adjusted basis (generally, the option price). Ampace generally will not be allowed a business expense deduction with respect to incentive stock options, but if an employee is required to recognize ordinary income arising from an early disposition, Ampace is allowed to deduct a corresponding amount as a business expense deduction at the same time the employee is required to recognize such income.

     Approval of Proposal requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock represented at the Annual Meeting and voting on the proposal.

     THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE PROPOSAL TO AMEND THE PLAN.


NON-EMPLOYEE DIRECTORS AND ADVISORS PLAN

     The Company has adopted a stock option plan for the benefit of directors and advisors to the Board of Directors who are not salaried employees of the Company or full-time consultants to the Company (the "Non-Employee Directors and Advisors Plan") pursuant to which 150,000 shares of

Common Stock have been reserved for issuance upon exercise of such options. The purpose of the Non-Employee Directors and Advisors Plan is to advance the interests of the Company by affording eligible directors and advisors of the Company the opportunity to acquire equity interests or increase their equity interests in the Company. An option may be exercised at any time within ten years from the date of grant. The number of shares which may be purchased upon exercise of an option is subject to adjustment in certain circumstances.

     Generally, for federal income tax purposes, options granted under the Non-Employee Directors and Advisors Plan will not result in any taxable income to the optionee at the time of grant. The optionee will generally realize ordinary income, however, at the time of exercise of the option, in an amount measured by the excess of the fair market value of the optioned shares at the time of exercise over the option price, regardless of whether the option price is paid in cash or shares. Options granted under the Non-Employee Directors and Advisors Plan are not transferable other than by will or the laws of descent and distribution, and in the event of disability or death, an option may be exercised by the optionee's guardian or legal representative and only within thirty (30) days after the optionee is no longer a director or advisor to the Board of Directors.

     As of December 31, 1997, options to purchase 150,000 shares were outstanding under the Non-Employee Directors and Advisors Plan.


401(K) PLAN

     Effective January 1, 1997 the MDX 401(k) program was terminated. This was the only Company 401(k) plan in effect.


DIRECTORS' COMPENSATION

     Directors are reimbursed for reasonable travel expenses incurred in connection with attending meetings. All Directors are eligible to receive a fee of $1,500 per meeting for serving as a director and for serving on committees of the Board of Directors. Non-employee directors are also eligible to receive options to acquire shares of Common Stock as described above under the Non-Employee Directors and Advisors Plan.


                          COMPLIANCE WITH SECTION 16(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity security, to file with the Securities and Exchange Commission ("SEC") and Nasdaq reports of ownership and changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on a review of the copies of such reports furnished to the Company or written representations that no other reports were required, the Company believes that, during the 1997 fiscal year, all filing requirements applicable to its officers, directors and greater than 10% beneficial owners were fulfilled.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Transactions with affiliates of the Company are subject to approval by a majority of the Board of Directors, including a majority of the disinterested members of the Board of Directors, and will be made on terms no less favorable to the Company than could be obtained from unaffiliated third parties.


                  STOCKHOLDER PROPOSALS FOR 1998 ANNUAL MEETING

     Stockholder proposals for the 1999 Annual Meeting of Stockholders of the Company must be received no later than January 2, 1999 at the Company's principal executive offices, 201 Perimeter Park Road Knoxville, Tennessee, directed to the attention of the Secretary, in order to be considered for inclusion in next year's annual meeting proxy material.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     KPMG Peat Marwick LLP, the Company's independent public accountants for the past fiscal year, has examined the Company's financial statements for the fiscal year ended December 31, 1997. The Company expects representatives of KPMG Peat Marwick LLP to be available during the Annual Meeting to respond to appropriate questions from stockholders.

                                  OTHER MATTERS

     The Board of Directors knows of no other matters to be brought before the Annual Meeting. However, if any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote in accordance with their judgment on such matters.

                            EXPENSES OF SOLICITATION

     All expenses incident to the distribution of the Proxy Statement by the Company will be paid by the Company. The Company will reimburse brokerage houses and other custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred in forwarding copies of the Proxy Statement to beneficial owners of Common Stock held of record by such persons.

                                       By order of the Board of Directors

                                       /s/ Bruce W. Jones

                                       Bruce W. Jones, Secretary
Knoxville, Tennessee
April 9, 1998

                                                                      Appendix A

                                      PROXY


                               AMPACE CORPORATION
               201 PERIMETER PARK ROAD, KNOXVILLE, TENNESSEE 37922

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned appoints Bruce Jones, Jay Taylor, and David Freeman, of any of them, with full power of substitution and revocation as Proxy to vote all shares of stock standing in my name on the books of Ampace Corporation (the "Company") at the close of business on April 1, 1998 which I would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company to be held at 201 Perimeter Park Road, Knoxville, Tennessee, 37922 on May 14, 1998 at 9:00 a.m., local time, and at any and all adjournments, upon the matters set forth in the notice of said Board of Directors at the time of preparation of the Proxy Statement knows of no business to come before the meeting other than that referred to in the Proxy Statement.

THE SHARES COVERED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN BELOW AND WHEN NO INSTRUCTIONS ARE GIVEN WILL BE VOTED FOR THE PROPOSALS DESCRIBED IN THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT AND ON THIS PROXY.

    (1)  Election of three (3) Directors.
         [ ]  For all nominees listed below:
              Bruce Jones
              Jay Taylor
              David Freeman

         [ ]  Withhold Authority to vote for all nominees.
              Instruction: To withhold authority to vote for any individual nominee, write such nominee's name in the space provided below.


    (2)  To approve the amendment to the Key Employee Incentive Stock Option
         Plan.
         [ ]  For
         [ ]  Against
         [ ]  Abstain

The undersigned hereby acknowledges receipt of notice of said meeting and the related Proxy Statement.

Dated:              , 1998        Signed
      --------------

                                  -------------------------------------

[Label to be placed here]         Signed


                                  -------------------------------------
                                  Stockholder signs here exactly as shown on the label affixed hereto. Administrator, Trustee, or Guardian, please give full title. If more than one Trustee, all should sign. All Joint Owners should sign.



                    Please indicate if you plan to attend the
                  Stockholders' Meeting.         Yes          No
                                                     ------      -------

    PLEASE COMPLETE, SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.